Exhibit 99.1

FIRST INDIANA CORPORATION

Board Committees Outline

Effective July 19, 2006

Executive Committee:

Robert H. McKinney (Chair) Gerald L. Bepko William G. Mays Marni McKinney Michael L. Smith Robert H. Warrington

Audit Committee:

Phyllis W. Minott (Chair) Anat Bird William G. Mays

Compensation Committee:

Pedro P. Granadillo (Chair) Gerald L. Bepko Phyllis W. Minott

Risk Committee:

Michael L. Smith (Chair) Anat Bird Pedro P. Granadillo Marni McKinney Robert H. McKinney Robert H. Warrington

Governance and Nominating Committee

Gerald L. Bepko (Chair) William G. Mays Michael L. Smith